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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 23, 1998

                       (COMMISSION FILE NUMBER) 000-22209

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                            PEREGRINE SYSTEMS, INC.

             (Exact name of registrant as specified in its charter)

                  DELAWARE                             95-3773312
          (State of incorporation)          (IRS Employer Identification No.)

     12670 HIGH BLUFF DRIVE, SAN DIEGO,                   92130
                 CALIFORNIA                            (zip code)
  (Address of principal executive offices
               of Registrant)

                                 (619) 481-5000
              (Registrant's telephone number, including area code)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

    On September 23, 1998, Peregrine Systems, Inc., a Delaware corporation
("PSI") completed the acquisition of certain assets and the assumption of certain liabilities (the "Transaction") of International Software Solutions
Limited Partnership, International Software Solutions USA, L.C., International
Software Solutions, Inc., International Software Solutions UK Ltd.,
International Software Solutions GmbH, International Software Solutions France
Diffusion SARL, International Software Solutions Production SARL (collectively,
"International Software Solutions"), Firtree Overseas Ltd., Pierre Favier and
Yannick Le Bihan (collectively with International Software Solutions, the
"Sellers"). The assets acquired include International Software Solutions' remote control technology, which enables support desk control of a user's desktop personal computer. The Transaction was entered into pursuant to the terms and conditions of an Asset Purchase Agreement dated September 23, 1998 (the
"Agreement").

    Under the terms of the Agreement, PSI issued to the Sellers 392,082 shares of PSI's Common Stock, par value $0.001 per share. In addition, the final purchase price will reflect certain assumed liabilities and all merger and acquisition costs incurred. The purchase price was determined through an arm's length negotiation between the parties. PSI funded the Transaction with previously unissued stock and working capital. PSI will account for the Transaction as a purchase.

    In connection with the Transaction, a total of 39,210 shares of PSI Common
Stock have been deposited in escrow for the protection of PSI in the event of any breach of representations made by the Sellers in the Agreement. The escrow expires on September 23, 2000, at which time any shares of PSI's stock subject to escrow will be released, subject to any unresolved claims which may then be pending. In addition, $500,000 has been deposited by the Sellers in escrow for the protection of PSI in the event that PSI suffers any losses in connection with International Software Solutions employees. This cash escrow expires on March 22, 1999, at which time the cash will be released, subject to any unresolved claims which may then be pending.

    The stock issued in connection with the Transaction was issued in reliance on exemptions from registration under the Securities Act of 1933, as amended
(the "Securities Act"). As a result, all shares of PSI stock issued in connection with the Transaction are subject to restrictions on transfer under the applicable provisions of the Securities Act and carry a legend reflecting such restrictions. Under the terms of the Agreement, PSI has granted the Sellers rights to register under the Securities Act the shares received in connection with the Transaction.

ITEM 3. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

       Not applicable.

    (b)  PRO FORMA FINANCIAL INFORMATION.

       Not applicable.

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    (c)  EXHIBITS.

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
EXHIBIT NO.                                       DESCRIPTION
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
        2.1    Asset Purchase Agreement, dated September 23, 1998, by and among Peregrine
                 Systems, Inc., International Software Solutions Limited Partnership,
                 International Software Solutions USA, LC, International Software Solutions,
                 Inc., International Software Solutions UK Ltd., International Software
                 Solutions GMBH, International Software Solutions France Diffusion SARL,
                 International Software Solutions Production SARL, Firtree Overseas Ltd., Pierre
                 Favier and Yannick Le Bihan.

       99.1    Press release of Peregrine Systems, Inc., dated September 23, 1998.

    Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Asset Purchase Agreement have been omitted. The Registrant agrees to furnish such schedules supplementally upon request of the Commission.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                PEREGRINE SYSTEMS, INC.

                                By:            /s/ RICHARD T. NELSON
                                     -----------------------------------------
                                                 Richard T. Nelson,
                                             VICE PRESIDENT, SECRETARY
Dated: October 5, 1998                          AND GENERAL COUNSEL
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